[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.27(c)

Dated 15 December 2020

AMENDMENT TO STEP-IN AGREEMENT

Vertical Horizons, Ltd.

as Buyer

Bank of Utah

not in its individual capacity but solely as security trustee as Security Trustee

Airbus S.A.S.

as Airbus

Pre-Delivery Payment Financing

A320neo Purchase Agreement dated 30 September 2011

THIS AMENDMENT AGREEMENT (this “Agreement”) is made as a deed on 15 December 2020

BETWEEN

(1)

VERTICAL HORIZONS, LTD., a company incorporated pursuant to the laws of the Cayman Islands whose registered address and principal place of business is at the offices of Intertrust SPV (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman, KY1 9005, Cayman Islands (the “Buyer”);

(2)	BANK OF UTAH, not in its individual capacity but solely as security trustee for the Facility Agent and the Lenders (the “Security Trustee”); and

(3)	AIRBUS S.A.S., registered in France and having its registered office at 2 Rond-Point Emile Dewoitine, 31700 Blagnac, France (“Airbus”),

(each a “Party”, and together, the “Parties”).

RECITALS

(A)

In connection with the pre-delivery payment financing of thirty-four (34) A320neo aircraft and seven (7) A321neo aircraft, Frontier, the Buyer and Airbus entered into an amended and restated assignment and assumption agreement dated 19 March 2020, which has been amended by an agreement between the same parties dated 4 May 2020 (the “Assignment and Assumption Agreement”); and the Parties entered into an amended and restated step-in agreement dated 19 March 2020, which has been amended by an agreement between the Parties dated 4 May 2020 (the “Step-In Agreement”).

(B)

Pursuant to an assignment, re-assignment and amendment agreement dated on or about the date hereof and made between Frontier, the Buyer and Airbus, certain aircraft have been assigned from the Purchase Agreement to the Assigned Purchase Agreement (the “Assignment”), certain Aircraft have been re-assigned from the Assigned Purchase Agreement back to the Purchase Agreement (the “Re-Assignment”) and the Assigned Purchase has been amended (the “Amendment”).

(C)	In connection with the Assignment, the Re-Assignment and the Amendment, the Parties wish to amend the Step-In Agreement in accordance with the terms and conditions of this Agreement.

IT IS AGREED AS FOLLOWS:

1.	INTERPRETATION

1.1

In this Agreement (including the recitals), unless the context otherwise requires or unless otherwise defined or provided for in this Agreement, capitalised words and expressions shall have the respective meanings ascribed to them in the Step-In Agreement.

Amendment to Step-In Agreement

Vertical / BoU / Airbus – PDP Financing

1.2	The provisions of clause 1.2 of the Step-In Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.

1.3

Each Party hereby agrees that each document executed by it and any document appended to any such document is amended in accordance with this Agreement and that all of those documents shall be construed accordingly.

2.	CONDITIONS PRECEDENT

It is a condition to the amendment of the Step-In Agreement in accordance with the terms and conditions of this Agreement that Airbus shall have received from both Frontier Holdings and Frontier the duly executed Guarantors’ confirmation.

3.	AMENDMENT TO STEP-IN AGREEMENT

3.1

On and from the date of the satisfaction of the conditions precedent pursuant to Clause 2 above (the “Effective Date”), each of the following terms defined in clause 1.1 of the Step-In Agreement shall be construed as amended on or about the date hereof:

•	PDP Loan Agreement

•	Assignment and Assumption Agreement;

•	Assigned Purchase Agreement;

•	Re-Assignment and Assumption Agreement;

•	Purchase Agreement

•	Re-Assigned Purchase Agreement; and

•	Guarantees.

3.2	On and from the Effective Date, in clause 1.1 of the Step-In Agreement, the following definitions shall be amended and restated as follows:

“A320neo Airframes means, as the context requires, all or any of the twenty-two (22) Airbus A320neo aircraft which are the subject of this Agreement and bearing CAC-IDs [***] together with all Parts incorporated in, installed on or attached to such airframes on the respective Delivery Dates of such airframes.

A320neo Incremental Airframes means, as the context requires, all or any of the three (3) Airbus A320neo aircraft which are the subject of this Agreement and bearing CAC-IDs [RESERVED] together with all Parts incorporated in, installed on or attached to such airframes on the respective Delivery Dates of such airframes.

Amendment to Step-In Agreement

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A321neo Airframe means as the context requires, all or any of the twenty-four (24) Airbus A321neo aircraft which is the subject of this Agreement and bearing CAC-IDs [***] together with all Parts incorporated in, installed on or attached to such airframe on its Delivery Date.”

3.3	On and from the Effective Date, in clause 1.1 of the Step-In Agreement, the following definitions shall be amended and reinstated as follows:

“Relevant Documents means this Agreement, the Assignment and Assumption Agreement, the Assigned Purchase Agreement, the Re-Assignment and Assumption Agreement, the Re-Assigned Purchase Agreement, each Guarantee, the Security Assignment and any agreement or document amending or supplementing the foregoing from time to time (and, individually, each a Relevant Document).”

“Re-Assignment and Assumption Agreement means the re-assignment and re-assumption agreement in respect of the Assigned Purchase Agreement dated 23 December 2014 and entered into between Frontier, the Buyer and Airbus with respect to the re-assignment to Frontier and reassumption by Frontier of rights, interests, obligations and liabilities under the Assigned Purchase Agreement in respect of the Relevant Aircraft (as defined therein), and as amended or supplemented from time to time.”

3.4	On and from the Effective Date, schedule 1 (Pre-Delivery Payments, Scheduled Delivery Months) to the Step-In Agreement shall be amended and restated as set forth in Schedule 1 hereto.

4.	AMENDMENT TO THE FORM OF REPLACEMENT PURCHASE AGREEMENT

4.1	On and from the Effective Date, the table in clause 9.1.1 of schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as follows:

[***]	[***]		[***]
			[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Amendment to Step-In Agreement

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[***]	[***]		[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

4.2	On and from the Effective Date, the table in exhibit D of schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as per Schedule 2 hereto.

4.3	The Buyer’s obligation to notify the Security Trustee of the Delivery Deferral (under clause 4.2(a) of the Step-In Agreement) shall be deemed to be fulfilled upon the Effective Date.

4.4	On and from the Effective Date, clause 3.1 (Airframe Base Price) of schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as follows:

“3.1 Airframe Base Price The A320 Airframe Base Price for the Aircraft scheduled to be delivered in the year [***] and equipped with CFM International LEAP-1A26 engines is [***] ([***]).

The A321 Airframe Base Price for the Aircraft scheduled to be delivered in the year 2022 or 2023 and equipped with IAE PW1133G-JM engines is [***] ([***]).

Amendment to Step-In Agreement

Vertical / BoU / Airbus – PDP Financing

Such A320 Airframe Base Price and A321 Airframe Base Price have each been established in accordance with the average economic conditions prevailing in [***].”

4.5

On and from the Effective Date, in clause 0.1 of schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement, the definitions of “A320 SCN Budget” and “A321 SCN Budget” shall be amended and restated as follows:

“A320 SCN Budget in respect of each A320 Aircraft scheduled to be delivered in the year [***] means the amount of [***] ([***]), being the cost in delivery condition [***] Dollars of the SCNs which the Buyer and the Seller have assumed to be applicable to each A320 Airframe as delivered hereunder and which cost is included in the Airframe Base Price set out in Clause 3.1.”

“A321 SCN Budget means the amount of [***] ([***]), being the cost in delivery condition [***] Dollars of the SCNs which the Buyer and the Seller have assumed to be applicable to each A321 Airframe as delivered hereunder and which cost is included in the Airframe Base Price set out in Clause 3.1.”

4.6

On and from the Effective Date, Part 1 of Exhibit A to schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as per Schedule 3 hereto. Accordingly reference to “Exhibit A” in the table of contents of schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as follows:

“Exhibit A	Part 1 – Airframe Price Revision Formula

(for Aircraft scheduled to be delivered in the year [***]) Part 2A – Propulsion System Price Revision Formula – CFM International

Part 2B –Propulsion System Price Revision Formula – IAE LLC”

5.	MISCELLANEOUS

5.1	Each party repeats its representations and warranties under the Step-In Agreement on the date hereof.

5.2	The provisions of clause 13 (Notices) to (and including) clause 21 (Cape Town Convention) of the Step-In Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.

5.3

The Step-In Agreement shall be deemed to be supplemented and amended by this Agreement to the extent herein provided with all other provisions thereof remaining unchanged, and as so supplemented and amended shall continue in full force and effect.

5.4

In the event of any inconsistency between the terms and conditions of the Step-In Agreement and the present Agreement, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force.

Amendment to Step-In Agreement

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5.5	This Agreement is governed by English law.

5.6

The provisions of clause 22 (Governing Law and Jurisdiction) and the provisions of clause 23 (Service of Process) of the Step-In Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.

IN WITNESS whereof each of the Parties has executed this Agreement as a deed the day and year first before written.

Amendment to Step-In Agreement

Vertical / BoU / Airbus – PDP Financing

SCHEDULE 1

Schedule 1

Pre-Delivery Payments, Scheduled Delivery Months

Amendment to Step-In Agreement

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SCHEDULE 2

Exhibit D

Pre-Delivery Payments

Amendment to Step-In Agreement

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SCHEDULE 3

Exhibit A

Part 1

Airframe Price Revision Formula

(for Aircraft Scheduled to be Delivered in the year [***])

Amendment to Step-In Agreement

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Execution Page (1/3)

Amendment to Step-In Agreement

Executed as a deed by

Vertical Horizons, Ltd.

and signed by Evert Brunekreef

Its director

being a person/persons who in

accordance with the laws of the Cayman

Islands is/are acting under the authority of

the company

in the presence of:

) ) ) ) ) ) ) )	/s/ Evert Brunekreef

Name: Address:	/s/ Matthew Rich Matthew Rich 190 Elgin Avenue, George Town, Cayman Islands, KY1-9005, Grand Cayman

Amendment to Step-In Agreement

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Execution Page (2/3)

Amendment to Step-In Agreement

Executed as a deed by

Bank of Utah, not in its individual

capacity but solely as Security Trustee

and signed by Michael Arsenault

its Vice President

being a person/persons who in

accordance with the laws of the State of

Utah is/are acting under the authority of

the company

in the presence of:

	) ) ) ) ) ) ) ) ) ) )	/s/ Michael Arsenault
Name: Address:	/s/ Deborah Gough Deborah Gough Legal Assistant 50 South 200 East Salt Lake City, Utah 84111

Amendment to Step-In Agreement

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Execution Page (3/3)

Amendment to Step-In Agreement

Executed as a deed by

Airbus S.A.S.

and signed by Benoît de Saint-Exupéry

its Senior Vice President, Contracts

being a person/persons who in

accordance with the laws of France is/are

acting under the authority of the company

in the presence of:

	) ) ) ) ) ) ) )	/s/ Benoît de Saint-Exupéry
Name: Address:	/s/ Fanny Lopez Fanny Lopez 1 Rond Point Maurice Bellonte 31707 Blagnac, France

Amendment to Step-In Agreement

Vertical / BoU / Airbus – PDP Financing